Exhibit 99

PRESS RELEASE

For Release:	July 22, 2021
Nasdaq:	MFNC
Contact:	Jesse A. Deering, EVP & Chief Financial Officer (248) 290-5906 /jdeering@bankmbank.com
Website:	www.bankmbank.com

MACKINAC FINANCIAL CORPORATION

REPORTS 2021 SECOND quarter FINANCIAL Results

Manistique, Michigan – Mackinac Financial Corporation (Nasdaq: MFNC) (“we”, or the “Corporation”) the bank holding company for mBank (“the Bank”) today announced 2021 second quarter net income of $2.94 million, or $.28 per share, compared to 2020 second quarter net income of $3.45 million, or $.33 per share. The 2021 second quarter results included expenses related to the pending merger with Nicolet Bankshares, Inc. (Green Bay, WI) (“Nicolet”), which had an estimated after-tax impact of $391 thousand on earnings. Adjusted net income (net of transaction related expenses) for the second quarter of 2021 was $3.34 million, or $.32 per share. Weighted average shares outstanding for the second quarter of 2021 were 10,550,393 compared to 10,533,589 for the same period of 2020.

Total assets of the Corporation at June 30, 2021 were $1.52 billion, compared to $1.52 billion at June 30, 2020. Shareholders’ equity at June 30, 2021 totaled $171.92 million, compared to $164.16 million at June 30, 2020. Book value per share outstanding equated to $16.30 at the end of the second quarter 2021, compared to $15.58 per share outstanding a year ago. Tangible book value at quarter-end was $148.31 million, or $14.06 per share outstanding, compared to $139.88 million, or $13.28 per share outstanding at the end of the second quarter 2020.

Additional notes:

•	mBank, the Corporation’s primary asset, recorded net income of $3.82 million for the second quarter of 2021, compared to $3.88 million for the second quarter of 2020. Transaction expenses were minimal at the bank level for the period and did not meaningfully impact mBank net income.

•	Non-interest income remained solid for the quarter, including secondary market mortgage fees and gains on sale of $982 thousand and premiums on the sale of Small Business Administration (SBA) guaranteed loans of $869 thousand.

•	Core operating margin, which is net of accretion from acquired loans that were subject to purchase accounting adjustments and Paycheck Protection Program (“PPP”) fees, was 4.16%.

•	On April 12, 2021 the Board of Directors of MFNC announced the signing of a definitive agreement for Nicolet to acquire the Corporation. On July 15, 2021 the shareholders of MFNC voted (either in-person or via proxy) to approve the transaction at a Special Shareholder meeting of the Corporation. The transaction is still expected to close in the third quarter of 2021. Specific information regarding the transaction can be found at www.bankmbank.com.

Revenue & PPP Recognition

Total revenue of the Corporation for second quarter 2021 was $16.61 million, compared to $18.81 million for the second quarter of 2020. The majority of the variance is due to the higher levels of FASB (GAAP) recognition of PPP loan fee income in the 2020 period. Total interest income for the second quarter 2021 was $14.19 million, compared to $16.44 million for the same period in 2020. The year-over-year variance in interest income, once again, was related to the aforementioned timing of PPP recognition in 2020. The 2021 second quarter interest income also included accretive yield of $642 thousand from combined credit mark accretion associated with acquisitions, compared to $320 thousand in the same period of 2020.

PPP fee income for the second quarter of 2021 was $1.43 million, compared to $2.13 million for the second quarter of 2020. As of June 30, 2021, the Corporation has $2.166 million of PPP fee income that has been received but not recognized. Recognition of the remaining PPP fees will occur in accordance with FASB guidance based on normal amortization or acceleration upon the forgiveness of the PPP loan by the SBA. Current monthly amortization / recognition is approximately $163 thousand.

Loan Production and Portfolio Mix

Total balance sheet loans at June 30, 2021 were $978 million, compared to June 30, 2020 balances of $1.15 billion. Total loans under management reside at $1.215 billion, which includes $236.88 million of service retained loans. Overall loan production for the first six months of 2021 was $218.90 million, which included $57.67 million of PPP loans. The remaining $161.22 million was inclusive of, but not limited to, $67.99 million of secondary market loans, $63.3 million of commercial loans and $16.97 million of conventional balance sheet mortgage loans.

Credit Quality

Nonperforming loans totaled $4.93 million, or .50% of total loans (.53% when excluding PPP loans) at June 30, 2021, compared to $6.12 million, or .53% of total loans at June 30, 2020. Total loan delinquencies greater than 30 days resided at .46% (.49% when excluding PPP loans), compared to ..54% in 2020.  The nonperforming assets to total assets ratio resided at .41% (.41% when excluding PPP loans) for the second quarter of 2021, compared to .55% for the second quarter of 2020. The Corporation currently has no commercial loans in principal deferral and a nominal $2.08 million that remain in the interest only portion of their COVID-19 loan modification period. There are no consumer loans that remain in full payment deferral. Total loans in some type of COVID-19 payment modification are a minimal .21% of total loans. There remains no sign of any adverse systemic issues or deterioration in the loan portfolio.

Margin Analysis, Funding and Liquidity

Net interest income for second quarter 2021 was $13.22 million, resulting in a Net Interest Margin (NIM) of 4.56%, compared to $14.36 million in the second quarter 2020 and a NIM of 4.51%. Net interest income was impacted by the aforementioned PPP recognition for the 2020 period. Core operating margin, which is net of accretion from acquired loans that were subject to purchase accounting adjustments as well as PPP impact, was 4.16% for the second quarter of 2021, compared to 3.75% for the same period of 2020.

Total bank deposits were $1.29 billion at June 30, 2021, compared to $1.14 billion at first quarter-end 2020, an increase of approximately $150 million. Total brokered deposits have decreased significantly and were $13.35 million at June 30, 2021, compared to $90.48 million at June 30, 2020, a decrease of $77 million. FHLB (Federal Home Loan Bank) borrowings have also decreased from $63.31 million at June 30, 2020 to $28.11 million at June 30, 2021. Overall access to short-term functional liquidity remains very strong through multiple sources, if needed.

Noninterest Income / Expense

Second quarter 2021 Noninterest Income was $2.42 million, compared to $2.37 million for the same period of 2020. Noninterest Expense for the second quarter of 2021 was $11.91 million, compared to $12.35 million for the same period of 2020. When giving effect to the $495 thousand of pre-tax transaction expenses ($391 thousand after-tax), noninterest expense was $11.42 million for the second quarter of 2021.

Capital

Both the Corporation and the Bank are “well-capitalized” with total risk-based capital to risk-weighted assets of 15.64% and 15.76% and tier 1 capital to total tier 1 average assets at the Corporation of 9.68% and at the Bank of 9.38%. The leverage ratio is calculated inclusive of PPP loan balances.

Paul D. Tobias, Chairman and Chief Executive Officer of the Corporation and Chairman of mBank concluded, “With the recent MFNC shareholder approval of the Nicolet transaction, we have moved one step closer to the consummation of the merger. As we approach the closing of the transaction, the company continues to work on behalf of all constituencies to make the transition as smooth as possible, while maintaining best-in-class service to our valued clients. We thank all of our shareholders, clients and employees for being a part of Mackinac Financial.”

Mackinac Financial Corporation is a registered bank holding company formed under the Bank Holding Company Act of 1956 with assets in excess of $1.5 billion and whose common stock is traded on the NASDAQ stock market as “MFNC.” The principal subsidiary of the Corporation is mBank. Headquartered in Manistique, Michigan, mBank has 28 branch locations; ten in the Upper Peninsula, ten in the Northern Lower Peninsula, one in Oakland County, Michigan, and seven in Northern Wisconsin. The Corporation’s banking services include commercial lending and treasury management products and services geared toward small to mid-sized businesses, as well as a full array of personal and business deposit products and consumer loans.

Forward-Looking Statements

This release contains certain forward-looking statements. Words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “should,” “will,” and variations of such words and similar expressions are intended to identify forward-looking statements: as defined by the Private Securities Litigation Reform Act of 1995. These statements reflect management’s current beliefs as to expected outcomes of future events and are not guarantees of future performance. These statements involve certain risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. Factors that could cause a difference include among others: changes in the national and local economies or market conditions; changes in interest rates and banking regulations; the impact of competition from traditional or new sources; and the possibility that anticipated cost savings and revenue enhancements from mergers and acquisitions, bank consolidations, and other sources may not be fully realized at all or within specified time frames as well as other risks and uncertainties including but not limited to those detailed from time to time in filings of the Company with the Securities and Exchange Commission. These and other factors may cause decisions and actual results to differ materially from current expectations. Mackinac Financial Corporation undertakes no obligation to revise, update, or clarify forward-looking statements to reflect events or conditions after the date of this release.

MACKINAC FINANCIAL CORPORATION AND SUBSIDIARIES

SELECTED FINANCIAL HIGHLIGHTS

	As of and For the	As of and For the	As of and For the
	Period Ending	Year Ending	Period Ending
	June 30,	December 31,	June 30,
(Dollars in thousands, except per share data)	2021	2020	2020
	(Unaudited)		(Unaudited)
Selected Financial Condition Data (at end of period):
Assets	$1,518,952	$1,501,730	$1,518,473
Loans	978,055	1,077,592	1,153,790
Investment securities	101,955	111,836	108,703
Deposits	1,307,154	1,258,776	1,227,552
Borrowings	28,441	63,479	114,466
Shareholders' equity	171,919	167,864	164,157

Selected Statements of Income Data (six months and year ended)
Net interest income	$27,044	$54,806	$27,855
Income before taxes	8,006	17,056	8,235
Net income	6,825	13,473	6,505
Income per common share - Basic	.65	1.27	.61
Income per common share - Diluted	.64	1.27	.61
Weighted average shares outstanding - Basic	10,536,722	10,580,044	10,625,778
Weighted average shares outstanding- Diluted	10,582,597	10,580,044	10,552,581

Three Months Ended:
Net interest income	$13,266	$13,899	$14,458
Income before taxes	3,728	4,614	4,373
Net income	2,945	3,644	3,454
Income per common share - Basic	.28	.35	.33
Income per common share - Diluted	.28	.35	.33
Weighted average shares outstanding - Basic	10,550,393	10,536,023	10,533,589
Weighted average shares outstanding- Diluted	10,617,422	10,536,023	10,460,802

Selected Financial Ratios and Other Data:
Performance Ratios:
Net interest margin	4.54%	4.37%	4.55%
Efficiency ratio	74.09	71.84	73.23
Return on average assets	.91	.92	.93
Return on average equity	8.09	8.19	8.05

Average total assets	$1,517,185	$1,464,674	$1,411,081
Average total shareholders' equity	170,217	164,505	162,556
Average loans to average deposits ratio	81.71%	93.34%	95.91%

Common Share Data at end of period:
Market price per common share	$19.76	$12.76	$10.37
Book value per common share	16.30	15.99	15.58
Tangible book value per share	14.06	13.71	13.28
Dividends paid per share, annualized	.56	.56	.56
Common shares outstanding	10,550,393	10,500,758	10,533,589

Other Data at end of period:
Allowance for loan losses	$5,651	$5,816	$5,355
Non-performing assets	6,276	7,210	8,350
Allowance for loan losses to total loans	.58%	.54%	.46%
Non-performing assets to total assets	.41%	.48%	.55%
Texas ratio	4.08%	4.82%	4.22%

Number of:
Branch locations	28	28	29
FTE Employees	291	315	315

MACKINAC FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	June 30,	December 31,	June 30,
	2021	2020	2020
	(Unaudited)		(Unaudited)
ASSETS

Cash and due from banks	$341,436	$218,901	$126,398
Federal funds sold	10,041	76	28,110
Cash and cash equivalents	351,477	218,977	154,508

Interest-bearing deposits in other financial institutions	2,427	2,917	7,831
Securities available for sale	101,955	111,836	108,703
Federal Home Loan Bank stock	4,473	4,924	4,924

Loans:
Commercial	738,429	819,907	878,521
Mortgage	221,388	238,705	255,524
Consumer	18,238	18,980	19,745
Total Loans	978,055	1,077,592	1,153,790
Allowance for loan losses	(5,651)	(5,816)	(5,355)
Net loans	972,404	1,071,776	1,148,435

Premises and equipment	24,533	25,518	25,448
Other real estate held for sale	1,343	1,752	2,226
Deferred tax asset	2,496	3,303	1,727
Deposit based intangibles	4,031	4,368	4,706
Goodwill	19,574	19,574	19,574
Other assets	34,239	36,785	40,391

TOTAL ASSETS	$1,518,952	$1,501,730	$1,518,473

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES:
Deposits:
Noninterest bearing deposits	$459,716	$414,804	$385,811
NOW, money market, interest checking	501,251	450,556	386,029
Savings	141,729	130,755	123,771
CDs<$250,000	178,723	202,266	226,971
CDs>$250,000	12,384	15,224	14,488
Brokered	13,351	45,171	90,482
Total deposits	1,307,154	1,258,776	1,227,552

Federal funds purchased	—	—	—
Borrowings	28,441	63,479	114,466
Other liabilities	11,438	11,611	12,298
Total liabilities	1,347,033	1,333,866	1,354,316

SHAREHOLDERS’ EQUITY:
Common stock and additional paid in capital - No par value Authorized - 18,000,000 shares Issued and outstanding - 10,550,393; 10,500,758 and 10,533,589 respectively	127,624	127,164	127,213
Retained earnings	43,189	39,318	35,295
Accumulated other comprehensive income (loss)
Unrealized (losses) gains on available for sale securities	1,689	1,965	2,059
Minimum pension liability	(583)	(583)	(410)
Total shareholders’ equity	171,919	167,864	164,157

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,518,952	$1,501,730	$1,518,473

MACKINAC FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020
	(Unaudited)		(Unaudited)
INTEREST INCOME:
Interest and fees on loans:
Taxable	$13,414	$15,549	$27,535	$30,162
Tax-exempt	20	55	40	129
Interest on securities:
Taxable	503	560	1,028	1,180
Tax-exempt	132	152	274	240
Other interest income	120	125	204	395
Total interest income	14,189	16,441	29,081	32,106

INTEREST EXPENSE:
Deposits	723	1,707	1,612	3,634
Borrowings	200	276	425	617
Total interest expense	923	1,983	2,037	4,251

Net interest income	13,266	14,458	27,044	27,855
Provision for loan losses	50	100	100	200
Net interest income after provision for loan losses	13,216	14,358	26,944	27,655

OTHER INCOME:
Deposit service fees	265	236	522	640
Income from loans sold on the secondary market	982	1,511	2,284	2,049
SBA/USDA loan sale gains	869	274	1,302	984
Mortgage servicing amortization	154	204	395	393
Net security gains	0	0	36	0
Other	154	142	283	238
Total other income	2,424	2,367	4,822	4,304

OTHER EXPENSE:
Salaries and employee benefits	6,306	7,009	13,130	13,060
Occupancy	1,092	1,008	2,275	2,132
Furniture and equipment	818	804	1,660	1,606
Data processing	707	852	1,477	1,677
Advertising	176	312	289	524
Professional service fees	515	574	1,013	1,072
Loan origination expenses and deposit and card related fees	419	406	869	787
Writedowns and losses on other real estate held for sale	84	30	32	34
FDIC insurance assessment	150	165	290	315
Communications expense	259	224	500	437
Transaction related expenses	495	-	495	-
Other	891	968	1,730	2,080
Total other expenses	11,912	12,352	23,760	23,724

Income before provision for income taxes	3,728	4,373	8,006	8,235
Provision for income taxes	783	919	1,181	1,730

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$2,945	$3,454	$6,825	$6,505

INCOME PER COMMON SHARE:
Basic	$.28	$.33	$.65	$.61
Diluted	$.28	$.33	$.64	$.61

MACKINAC FINANCIAL CORPORATION AND SUBSIDIARIES

LOAN PORTFOLIO AND CREDIT QUALITY

(Dollars in thousands)

Loan Portfolio Balances (at end of period):

	June 30,	December 31,	June 30,
	2021	2020	2020
	(Unaudited)	(Audited)	(Unaudited)
Commercial Loans:
Real estate - operators of nonresidential buildings	$130,222	$138,992	$136,299
Hospitality and tourism	100,162	100,237	98,981
Lessors of residential buildings	53,016	52,035	48,852
Gasoline stations and convenience stores	26,583	29,046	28,463
Logging	17,408	18,651	22,283
Commercial construction	48,205	47,698	38,712
Other	362,833	433,248	504,931
Total Commercial Loans	738,429	819,907	878,521

1-4 family residential real estate	210,364	227,044	235,467
Consumer	18,238	18,980	19,745
Consumer construction	11,024	11,661	20,057

Total Loans	$978,055	$1,077,592	$1,153,790

Credit Quality (at end of period):

	June 30,	December 31,	June 30,
	2021	2020	2020
	(Unaudited)	(Audited)	(Unaudited)
Nonperforming Assets :
Nonaccrual loans	$4,927	$5,458	$6,124
Loans past due 90 days or more	6	-	-
Restructured loans	-	-	-
Total nonperforming loans	4,933	5,458	6,124
Other real estate owned	1,343	1,752	2,226
Total nonperforming assets	$6,276	$7,210	$8,350
Nonperforming loans as a % of loans	.50%	.51%	.53%
Nonperforming assets as a % of assets	.41%	.48%	.55%
Reserve for Loan Losses:
At period end	$5,651	$5,816	$5,355
As a % of outstanding loans	.58%	.54%	.46%
As a % of nonperforming loans	114.56%	106.56%	87.44%
As a % of nonaccrual loans	114.69%	106.56%	87.44%
Texas Ratio	4.08%	4.82%	4.22%

Charge-off Information (year to date):
Average loans	$1,051,518	$1,117,132	$1,097,382
Net charge-offs (recoveries)	$264	$492	$153
Charge-offs as a % of average loans, annualized	.05%	.04%	.03%

MACKINAC FINANCIAL CORPORATION AND SUBSIDIARIES QUARTERLY FINANCIAL HIGHLIGHTS

	QUARTER ENDED
	(Unaudited)
	June 30,	March 31,	December 31,	September 30,	June 30,
	2021	2021	2020	2020	2020
BALANCE SHEET (Dollars in thousands)

Total loans	$978,055	$1,063,756	$1,077,592	$1,144,325	$1,153,790
Allowance for loan losses	(5,651)	(5,842)	(5,816)	(5,832)	(5,355)
Total loans, net	972,404	1,057,914	1,071,776	1,138,493	1,148,435
Total assets	1,518,952	1,508,248	1,501,730	1,522,917	1,518,473
Core deposits	1,281,419	1,249,591	1,198,381	1,195,062	1,122,582
Noncore deposits	25,735	23,688	60,395	85,825	104,970
Total deposits	1,307,154	1,273,279	1,258,776	1,280,887	1,227,552
Total borrowings	28,441	53,459	63,479	63,505	114,466
Total shareholders' equity	171,919	170,176	167,864	166,168	164,157
Total tangible equity	148,314	146,402	143,922	142,057	139,877
Total shares outstanding	10,550,393	10,550,393	10,500,758	10,533,589	10,533,589
Weighted average shares outstanding	10,550,393	10,522,899	10,536,023	10,533,589	10,533,589

AVERAGE BALANCES (Dollars in thousands)

Assets	$1,522,548	$1,512,496	$1,505,869	$1,536,128	$1,501,423
Earning assets	1,168,006	1,235,235	1,252,038	1,303,102	1,290,012
Loans	1,025,306	1,078,022	1,118,665	1,154,670	1,147,620
Noninterest bearing deposits	452,881	426,890	422,081	422,134	346,180
Deposits	1,295,982	1,279,362	1,255,669	1,269,658	1,211,694
Equity	171,411	169,023	167,459	165,450	161,811

INCOME STATEMENT (Dollars in thousands)

Net interest income	$13,266	$13,778	$13,898	$13,052	$14,458
Provision for loan losses	50	50	400	400	100
Net interest income after provision	13,216	13,728	13,498	12,652	14,358
Total noninterest income	2,424	2,398	2,779	3,116	2,367
Total noninterest expense	11,912	11,848	11,663	11,561	12,352
Income before taxes	3,728	4,278	4,614	4,207	4,373
Provision for income taxes	783	398	970	883	919
Net income available to common shareholders	$2,945	$3,880	$3,644	$3,324	$3,454
Income pre-tax, pre-provision	$3,778	$4,328	$5,014	$4,607	$4,473

PER SHARE DATA

Earnings per common share	$.28	$.37	$.35	$.32	$.33
Book value per common share	16.30	16.13	15.99	15.78	15.58
Tangible book value per share	14.06	13.88	13.71	13.49	13.28
Market value, closing price	19.76	14.02	12.76	9.65	10.37
Dividends per share	.14	.14	.14	.14	.14

ASSET QUALITY RATIOS

Nonperforming loans/total loans	.50%	.47%	.51%	.47%	.53%
Nonperforming assets/total assets	.41	.45	.48	.48	.55
Allowance for loan losses/total loans	.58	.55	.54	.51	.46
Allowance for loan losses/nonperforming loans	114.56	116.28	106.56	107.72	87.44
Texas ratio	4.08	4.41	4.82	4.91	4.22

PROFITABILITY RATIOS

Return on average assets	.78%	1.04%	.96%	.86%	.93%
Return on average equity	6.89	9.31	8.66	7.99	8.58
Net interest margin	4.56	4.52	4.42	3.98	4.51
Average loans/average deposits	79.11	84.26	89.09	90.94	94.71

CAPITAL ADEQUACY RATIOS

Tier 1 leverage ratio	9.68%	9.63%	9.63%	9.20%	9.45%
Tier 1 capital to risk weighted assets	15.64	14.74	14.48	13.91	13.27
Total capital to risk weighted assets	16.25	15.34	15.07	14.49	13.79
Average equity/average assets (for the quarter)	11.26	11.18	11.12	10.77	10.78